----------------------------------------------------------

---------------------------------------------------------
INVESTMENT ADVISER AND DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of The Cardinal Fund Inc. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

---------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

---------------------------------------------------------

                                      THE
                                    CARDINAL
                                   FUND INC.
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

---------------------------------------------------------
----------------------------------------------------------

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                       President

--------------------------------------------------------------------------------

On behalf of The Cardinal Fund, Inc. Directors and Officers, we are pleased to present our September 30, 1995 Annual Report which contains audited financial statements, including the portfolio of investments.

The Cardinal Fund, Inc. increased 14.8% during fiscal year, 1995. This is in comparison to a gain of 23.1% for the average growth and income fund as tracked by Lipper Analytical Services, Inc. As the stock market rebounded from a sluggish previous year, technology issues led the advances. Although technology stocks represented roughly 5% of the Fund's assets throughout the year, this concentration was obviously not enough for the Fund to keep pace with the market. Additionally, the underperformance in the first fiscal quarter of this year, due to holdings of financial and cyclical issues, hindered the Funds first few month's results.

Over the past twelve months, the Fund benefited from strong performance in technology stocks such as Hewlett Packard, Intel, and Tektronics. Also benefitting performance were holdings in bank and finance related issues such as Bank One, Huntington, and Beneficial.

In contrast, our holdings in energy, insurance, and certain industrial issues, while up, did not outperform the indices. Slower economic activity and concerns over pricing held back gains with a number of these issues.

New to the portfolio's holdings are a diverse group of stocks. Additions during the past year included Mylan Labs, Coastal Corporation, U.S. Healthcare, Compaq Computers, Marsh & McLennan, and Dun & Bradstreet. All are strong financially and hold large market share positions in their respective industries.

Combined, The Cardinal Fund's holdings compare favorably to the market when viewed in context of our disciplines and philosophy.

                                                        THE CARDINAL FUND, INC.*      S&P 500
                                                        ------------------------      -------
        Earnings Per Share growth**..................              9.0%                 10.7%
        Dividends Per Share growth**.................              6.2%                  2.1%
        Price/Latest 12 Month Earnings...............             14.7X                 16.7X
        Dividend Yield...............................              3.1%                  2.5%

        * Dollar-weighted Average for portfolio.

       ** Compounded annual rate for latest five years.

While we are not satisfied with our past year's relative investment performance, we are pleased to see nearer term results compare more favorably. As we look to the future, we remain dedicated to keeping The Cardinal Fund, Inc. shares performing for your benefit.

We appreciate your confidence and are looking forward to fiscal year, 1996.

        H. Keith Allen
        Chairman

As portfolio manager for The Cardinal Fund Inc., John L. Schlater is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Schlater has 18 years of investment management experience and has served as portfolio manager for The Cardinal Fund Inc. since 1989.
                                    Frank W. Siegel     John L. Schlater
                                    President           Vice President

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
RETURN ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The S&P 500 Index is considered to be a broad based market index for the purpose of this presentation. The value of The Cardinal Fund Inc. investment includes the relevant fund expenses and sales load, whereas, the value of the investment in the S&P 500 Index does not. Past performance is not predictive of future performance.

      Measurement Period                         The Cardinal
    (Fiscal Year Covered)           S&P 500        Fund Inc.
30-Sep-85                                10000            9550
30-Sep-86                                13170           12659
30-Sep-87                                18886           15824
30-Sep-88                                16544           15277
30-Sep-89                                21987           18644
30-Sep-90                                19942           16142
30-Sep-91                                26144           21556
30-Sep-92                                29020           24800
30-Sep-93                                32793           26531
30-Sep-94                                34006           27428
30-Sep-95                                44070           31487

                                                              AVERAGE ANNUAL TOTAL RETURN*
                                                          FOR THE PERIODS ENDING SEPTEMBER 30,
                                                                          1995:
                                                          -------------------------------------
                                                          ONE YEAR      FIVE YEAR      TEN YEAR
                                                           RETURN        RETURN         RETURN
                                                          --------      ---------      --------
     The Cardinal Fund Inc.............................     9.63%         13.25%         12.15%
                                                          =========     =========      ========

 * Returns include all relevant fund expenses and sales load.

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                              FACE/        MARKET
                                                                             SHARES        VALUE
                                                                             -------      --------
COMMON STOCK 91.28%
AEROSPACE/DEFENSE 3.33%
Harris Corporation........................................................    75,200      $  4,127
Raytheon Company..........................................................    40,000         3,400
                                                                                          --------
                                                                                             7,527
                                                                                          --------
APPAREL/RETAILERS 2.69%
Jacobson Stores, Incorporated.............................................    79,000           770
May Department Stores Company.............................................   110,000         4,813
Shopko Stores, Incorporated...............................................    40,000           495
                                                                                          --------
                                                                                             6,078
                                                                                          --------
AUTOMOTIVE MANUFACTURING 1.79%
Ford Motor Company........................................................   130,000         4,046
                                                                                          --------
AUTOMOTIVE PARTS 2.01%
Amcast Industrial Corporation.............................................   109,800         2,114
Cooper Tire & Rubber Company..............................................   100,200         2,430
                                                                                          --------
                                                                                             4,544
                                                                                          --------
BEVERAGES 0.69%
Anheuser-Busch Companies Incorporated.....................................    25,000         1,559
                                                                                          --------
CENTRAL STATES BANKS 7.46%
Banc One Corporation......................................................   130,500         4,763
Huntington Bancshares Incorporated........................................   203,747         4,585
KeyCorp...................................................................   220,000         7,535
                                                                                          --------
                                                                                            16,883
                                                                                          --------
COMMODITY CHEMICALS 4.38%
Akzo Nobel N.V............................................................    70,214         4,221
ARCO Chemical Company.....................................................    25,000         1,219
Dow Chemical Company......................................................    60,000         4,470
                                                                                          --------
                                                                                             9,910
                                                                                          --------

                                                                     (continued)

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                              FACE/        MARKET
                                                                             SHARES        VALUE
                                                                             -------      --------
COMMON STOCK (CONTINUED)
COMPUTERS 2.84%
Compaq Computer Corporation*..............................................    70,000      $  3,386
Tektronix Incorporated....................................................    51,600         3,044
                                                                                          --------
                                                                                             6,430
                                                                                          --------
CONGLOMERATES 8.14%
Johnson Controls, Incorporated............................................   100,000         6,325
Tenneco, Incorporated.....................................................   150,500         6,961
Textron, Incorporated.....................................................    75,000         5,118
                                                                                          --------
                                                                                            18,404
                                                                                          --------
CONSUMER SERVICES 0.59%
Scotts Company, Class A*..................................................    60,000         1,328
                                                                                          --------
CONTAINERS/PACKAGING 0.40%
Liqui-Box Corporation.....................................................    30,390           900
                                                                                          --------
DIVERSIFIED FINANCIAL SERVICES 2.43%
Beneficial Corp...........................................................   105,000         5,486
                                                                                          --------
DIVERSIFIED INDUSTRIALS 3.45%
Minnesota Mining & Manufacturing Company..................................    70,000         3,955
Myers Industries, Incorporated............................................   181,802         2,772
Raven Industries, Incorporated............................................    60,050         1,081
                                                                                          --------
                                                                                             7,808
                                                                                          --------
ELECTRIC 1.90%
Northern States Power Company.............................................    95,000         4,311
                                                                                          --------
ELECTRICAL COMPONENTS 6.59%
Asea Brown-Boveri, Incorporated...........................................    50,300         5,024
General Electric Company..................................................   120,400         7,675
Houston Industries, Incorporated..........................................    50,000         2,206
                                                                                          --------
                                                                                            14,905
                                                                                          --------

*Non-income producing                                                (continued)

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                              FACE/        MARKET
                                                                             SHARES        VALUE
                                                                             -------      --------
COMMON STOCK (CONTINUED)
FOOD 2.40%
GoodMark Foods, Incorporated..............................................   184,000      $  3,404
Super Food Services, Incorporated.........................................   160,800         2,030
                                                                                          --------
                                                                                             5,434
                                                                                          --------
GAS 1.03%

Williams Companies Incorporated...........................................    60,000         2,340
                                                                                          --------
HEALTHCARE PROVIDERS 0.78%
U.S. HealthCare, Incorporated.............................................    50,000         1,769
                                                                                          --------
INDUSTRIAL SERVICES 1.57%
Graphic Industries, Incorporated..........................................   123,500         1,266
New England Business Services, Incorporated...............................   110,500         2,279
                                                                                          --------
                                                                                             3,545
                                                                                          --------

INSURANCE 2.38%

Equitable of Iowa Companies...............................................    50,300         1,861
Marsh & McLennan Companies Incorporated...................................    40,000         3,515
                                                                                          --------
                                                                                             5,376
                                                                                          --------
INTEGRATED OILS 9.42%

Mobil Corporation.........................................................    75,000         7,471
Royal Dutch Petroleum Company.............................................    60,000         7,365
Texaco Incorporated.......................................................   100,000         6,463
                                                                                          --------
                                                                                            21,299
                                                                                          --------
MEDICAL SUPPLIES 0.43%

Fisher Scientific International, Incorporated.............................    30,000           971
                                                                                          --------
OTHER NONFERROUS METALS 2.24%
Worthington Industries, Incorporated......................................   275,776         5,067
                                                                                          --------
PAPER 2.54%
Federal Paper Board Company...............................................    89,800         3,446
Union Camp Corporation....................................................    40,000         2,305
                                                                                          --------
                                                                                             5,751
                                                                                          --------

                                                                     (continued)

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                              FACE/        MARKET
                                                                             SHARES        VALUE
                                                                             -------      --------
COMMON STOCK (CONTINUED)
PHARMACEUTICALS 2.32%
American Home Products Corporation........................................    50,000      $  4,244
Mylan Laboratories, Incorporated..........................................    50,000         1,000
                                                                                          --------
                                                                                             5,244
                                                                                          --------
PIPELINES 0.52%

Coastal Corporation.......................................................    35,000         1,177
                                                                                          --------
PROPERTY/CASUALTY INSURERS 3.91%
Cincinnati Financial Corporation..........................................   162,750         8,850
                                                                                          --------
PUBLISHING 0.77%
Dun and Bradstreet Corporation............................................    30,000         1,736
                                                                                          --------
SPECIALTY/RETAILERS 2.71%
Limited, Incorporated.....................................................   200,000         3,800
Stanley Works.............................................................    35,000         1,518
Sun Television and Appliances.............................................    70,000           429
Wolohan Lumber Company....................................................    34,000           387
                                                                                          --------
                                                                                             6,134
                                                                                          --------
TELEPHONE 5.15%

GTE Corporation...........................................................   189,716         7,446
Sprint Corporation........................................................   120,000         4,200
                                                                                          --------
                                                                                            11,646
                                                                                          --------
TOBACCO 2.77%

Philip Morris Companies, Incorporated.....................................    75,000         6,263
                                                                                          --------
TRANSPORTATION 1.65%
GATX Corporation..........................................................    72,300         3,742
                                                                                          --------
     TOTAL COMMON STOCK (COST $147,559,806)...............................                 206,463
                                                                                          --------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY U.S.
  GOVERNMENT OBLIGATIONS 7.30%
Fifth Third Bank, 6.25%, dated 9/29/95, due 10/02/95......................                  16,500
                                                                                          --------
     TOTAL REPURCHASE AGREEMENTS (COST $16,500,000).......................                  16,500
                                                                                          --------
     TOTAL INVESTMENTS (COST $164,059,806) 98.58%.........................                $222,963
                                                                                          =========

See accompanying notes to financial statements.

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

ASSETS

Investments in securities, at value (cost $164,060)...................................   $222,963
Cash..................................................................................        206
Receivable for investment securities sold.............................................      2,999
Dividends and interest receivable.....................................................        825
Receivable for Fund shares sold.......................................................        102
Other assets..........................................................................        111
                                                                                         --------
          Total assets................................................................    227,206
                                                                                         --------
LIABILITIES
Payable for Fund shares redeemed......................................................        660
Accrued investment management and transfer agent fees (note 3)........................        314
Other accrued expenses................................................................         51
                                                                                         --------
          Total liabilities...........................................................      1,025
                                                                                         --------
COMMITMENTS AND CONTINGENCIES (NOTE 4)
NET ASSETS -- applicable to 17,099,016 outstanding no par value shares of beneficial
  interest (authorized 30,000,000)....................................................   $226,181
                                                                                         =========
NET ASSET VALUE PER SHARE.............................................................   $  13.23
                                                                                         =========

See accompanying notes to financial statements.

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Dividends..............................................................................   $ 7,504
Interest...............................................................................       847
                                                                                          -------
          Total income.................................................................     8,351
                                                                                          -------
EXPENSES:
Investment management fees (note 3)....................................................     1,159
Transfer agent fees and expenses (note 3)..............................................       256
                                                                                          -------
          Total affiliated expenses....................................................     1,415
                                                                                          -------
Custodian fees.........................................................................        25
Professional fees......................................................................        60
Reports to shareholders................................................................        37
Directors' fees........................................................................        21
Registration fees......................................................................         6
Other expenses.........................................................................        64
                                                                                          -------
          Total non-affiliated expenses................................................       213
                                                                                          -------
          Total expenses...............................................................     1,628
                                                                                          -------
          Net investment income........................................................     6,723
                                                                                          -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Net realized gain from security transactions...........................................    17,719
Increase in unrealized gain on investments.............................................     8,122
                                                                                          -------
          Net realized gain and increase in unrealized gain on investments.............    25,841
                                                                                          -------
          Net increase in net assets from operations...................................   $32,564
                                                                                          ========

See accompanying notes to financial statements.

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                        1995              1994
                                                                    -------------     -------------
FROM OPERATIONS:
Net investment income...........................................      $   6,723         $   6,351
Net realized gain from security transactions....................         17,719            17,362
Increase (decrease) in unrealized gain on investments...........          8,122           (14,821)
                                                                    -------------     -------------
  Net increase in net assets from operations....................         32,564             8,892
                                                                    -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income ($.35 and $.33 per share,
  respectively).................................................         (6,566)           (6,601)
Distribution of net realized gains from security transactions
  ($.83 and $.28 per share, respectively).......................        (15,750)           (6,006)
                                                                    -------------     -------------
  Total distributions to shareholders...........................        (22,316)          (12,607)
                                                                    -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of Fund shares...............................          8,266            14,876
Net asset value of Fund shares issued in connection with
  reinvestment of distributions to shareholders.................         20,894            11,831
                                                                    -------------     -------------
                                                                         29,160            26,707
Cost of Fund shares redeemed....................................        (59,809)          (58,535)
                                                                    -------------     -------------
  Decrease in net assets derived from capital share
     transactions...............................................        (30,649)          (31,828)
                                                                    -------------     -------------
  Net decrease in net assets....................................        (20,401)          (35,543)
NET ASSETS -- beginning of period...............................        246,582           282,125
                                                                    -------------     -------------
NET ASSETS -- end of period (undistributed net investment income
  of $176 and $20, respectively)................................      $ 226,181         $ 246,582
                                                                    ==============    ==============

See accompanying notes to financial statements.

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Cardinal Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation--Investments listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Investments traded in the over-the-counter market are valued at the last sale price. If no quotations are available, portfolio securities are valued in good faith by the Board of Directors to reflect their fair value.

Security Transactions and Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of the securities has been determined on the first-in, first-out (FIFO) cost basis. It is the Fund's policy for its Custodian, or a third-party bank, to take possession of all securities pledged as collateral for repurchase agreements and monitor the market value of the collateral to ensure that it remains sufficient to cover the repurchase agreements.

Distributions to Shareholders--Distributions and dividends are recorded by the Fund on the record date. Income dividends are declared quarterly and any capital gain distribution is declared annually.

Federal Income Taxes--No provision has been made for Federal taxes on the Fund's income, since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

(2) -- PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term obligations) during the year ended September 30, 1995 aggregated $43,227,000 and $91,217,776, respectively.

During the year ended September 30, 1995 the Fund realized on a FIFO cost basis a net capital gain of $17,719,277 and $17,777,501 for book and tax purposes, respectively.

At September 30, 1995, the book cost of investment securities was $164,059,806 and the tax cost was $164,085,672. The difference between book and tax cost is attributable to securities acquired in the 1975 acquisition of the Ohio Capital Fund, Inc. and remaining in the Fund's portfolio with a book cost of $68,235 and a tax cost of $38,594.

As of September 30, 1995, for tax purposes, gross unrealized gains and gross unrealized losses on investment securities were $60,316,804 and $1,439,149 respectively; resulting in a net unrealized gain of $58,877,655.

(3) -- TRANSACTIONS WITH AFFILIATES

As investment manager for the Fund, The Ohio Company (the Adviser), with whom certain officers and directors of the Fund are affiliated is allowed an annual fee of 0.5% of the average daily net assets of the Fund. For the year ended the Fund paid or accrued $1,158,534 for investment management services. The Adviser has agreed that if the aggregate expenses of the Fund, as defined, for any fiscal year exceed the

                                                                     (continued)

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

expense limitation of any state having jurisdiction over the Fund, the Adviser will refund to the Fund, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the year ended September 30, 1995. In addition to providing management and advisory services, The Ohio Company pays the compensation of all officers and employees of the Fund and provides office space and certain related facilities required by the Fund.

The Ohio Company, acting as the General Distributor and Dealer, reported to the Fund that it received commissions after discounts to dealers from the sale of shares of the Fund of $170,827 for the year ended September 30, 1995. Cardinal Management Corp., a wholly-owned subsidiary of The Ohio Company, provides transfer agent services to the Fund. Transfer agent service fees are based on a monthly charge per shareholder account plus out-of-pocket expenses. For the year ended September 30, 1995 the Fund paid or accrued $255,882 for transfer agent services provided by Cardinal Management Corp.

(4) -- COMMITMENTS AND CONTINGENCIES

The Fund has an available $5,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Fund. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.

Fidelity Bond and Errors and Omissions insurance coverage for the Fund and its officers and directors has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Included in other assets of the Fund is a deposit of $28,588, for the initial capital of ICI Mutual. The Fund is also committed to provide $85,764 should ICI Mutual experience the need for additional capital contributions.

Included in other assets is a $56,000 certificate of deposit which collateralizes a standby letter of credit in connection with the Fund's participation in ICI Mutual. This amount is not available for investment.

(5) -- CAPITAL STOCK

At September 30, 1995, there were 30,000,000 shares of no par value capital stock authorized and the capital amounts were as follows:

Paid in capital....................................................................    $147,820,440
Accumulated net realized gains on investments......................................      19,280,863
Unrealized gain on investments.....................................................      58,903,521
Undistributed net investment income................................................         176,409
                                                                                       ------------
Net assets.........................................................................    $226,181,233
                                                                                       =============

                                                                     (continued)

THE CARDINAL FUND INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

Transactions in capital stock were as follows:

                                                                       YEARS ENDED SEPTEMBER 30,
                                                                       -------------------------
                                                                          1995           1994
                                                                       ----------     ----------
Shares sold........................................................       677,512      1,161,378
Shares issued in connection with reinvestment of distributions
  to shareholders..................................................     1,830,954        936,172
Shares repurchased.................................................    (4,782,671)    (4,580,169)
                                                                       ----------     ----------
Net decrease.......................................................    (2,274,205)    (2,482,619)
Shares outstanding:
Beginning of period................................................    19,373,221     21,855,840
                                                                       ----------     ----------
End of period......................................................    17,099,016     19,373,221
                                                                       ==========     ==========

(6) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Directors approved an Agreement and Plan of Reorganization and Liquidation between the Fund and The Cardinal Group ("TCG"). The plan calls for the transfer of all assets and liabilities of the Fund to a series of TCG with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Fund and TCG. Shareholder approval will be sought and is needed to ratify the transaction.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                          YEARS ENDED SEPTEMBER 30,
                                         ------------------------------------------------------------
                                           1995         1994         1993         1992         1991
                                         --------     --------     --------     --------     --------
Net Asset Value, beginning.............  $  12.73     $  12.91     $  12.95     $  11.88     $   9.28
                                         --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income................      0.36         0.31         0.32         0.35         0.35
  Net realized and unrealized gains
    (losses) on investments............      1.32         0.12         0.55         1.37         2.70
                                         --------     --------     --------     --------     --------
Total from investment operations.......      1.68         0.43         0.87         1.72         3.05
                                         --------     --------     --------     --------     --------
Less distributions:
  Dividends............................     (0.35)       (0.33)       (0.29)       (0.36)       (0.38)
  Capital gain distribution............     (0.83)       (0.28)       (0.62)       (0.29)       (0.07)
                                         --------     --------     --------     --------     --------
Total distributions....................     (1.18)       (0.61)       (0.91)       (0.65)       (0.45)
                                         --------     --------     --------     --------     --------
Net Asset Value, ending................  $  13.23     $  12.73     $  12.91     $  12.95     $  11.88
                                         ========     ========     ========     ========     ========
Ratios/Supplemental Data:
Total return...........................     14.84%        3.38%        6.98%       15.05%       33.54%
                                         ========     ========     ========     ========     ========
Net assets, ending (000)...............  $226,181     $246,581     $282,125     $261,392     $221,428
                                         ========     ========     ========     ========     ========
Ratio of expenses to average net
  assets...............................      0.70%        0.72%        0.68%        0.67%        0.67%
                                         ========     ========     ========     ========     ========
Ratio of net investment income to
  average net assets...................      2.89%        2.40%        2.46%        2.83%        3.15%
                                         ========     ========     ========     ========     ========
Portfolio turnover rate................     19.78%       23.20%       11.11%        6.22%       33.27%
                                         ========     ========     ========     ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
The Cardinal Fund Inc.:

We have audited the accompanying statement of assets and liabilities of The Cardinal Fund Inc. (the Fund), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cardinal Fund Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

--------------------------------------------------------------------------------
TEN-YEAR DISTRIBUTION HISTORY
--------------------------------------------------------------------------------

                                                                          PER SHARE DISTRIBUTION
                                                          NET ASSET      -------------------------
                       PERIOD                             VALUE PER       FROM       FROM REALIZED
                       ENDING                               SHARE        INCOME      CAPITAL GAINS
-----------------------------------------------------     ---------      ------      -------------
9/30/95..............................................      $ 13.23       $0.35           $0.83
9/30/94..............................................        12.73        0.33            0.28
9/30/93..............................................        12.91        0.29            0.62
9/30/92..............................................        12.95        0.36            0.29
9/30/91..............................................        11.88        0.38            0.07
9/30/90..............................................         9.28        0.53            0.49
9/30/89..............................................        11.75        0.39            0.38
9/30/88..............................................        10.38        0.47            0.43
9/30/87..............................................        11.73        0.28            0.72
9/30/86..............................................        10.35        0.23            0.56

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

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

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

                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

            New Accounts and                                     Toll-free Lines
            General Information:                                 In Ohio 800-282-9446
            (614) 464-5511                                       Outside Ohio 800-848-7734